                       Attachment 1: Master P.O. 926021
                                ITEMS/WARRANTY


          Seller: Applied Science and Technology, Inc.
          Buyer:  Applied Materials

----------------------------------------------------------------------------------------------------
                         Applied
                        Materials
                          Part       ASTeX or ETO
   #     Mfg Location    Numbers     Part Numbers        DESCRIPTION      DIVISION    *****
----------------------------------------------------------------------------------------------------
    1
----------------------------------------------------------------------------------------------------
    2
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Four Channel Generator:
----------------------------------------------------------------------------------------------------


    3
----------------------------------------------------------------------------------------------------


    4
----------------------------------------------------------------------------------------------------
    5
----------------------------------------------------------------------------------------------------
    6
----------------------------------------------------------------------------------------------------
    7
----------------------------------------------------------------------------------------------------
    8
----------------------------------------------------------------------------------------------------
    9
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Four Channel Generator Options:
----------------------------------------------------------------------------------------------------
    10
----------------------------------------------------------------------------------------------------
    11
----------------------------------------------------------------------------------------------------
    12
----------------------------------------------------------------------------------------------------
    13
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Field Replaceable Units for the Four Channel Generator:
----------------------------------------------------------------------------------------------------
    14
----------------------------------------------------------------------------------------------------
    15
----------------------------------------------------------------------------------------------------
    16
----------------------------------------------------------------------------------------------------
    17
----------------------------------------------------------------------------------------------------
    18
----------------------------------------------------------------------------------------------------
    19
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Field Replaceable Units for the Dual Generator:
----------------------------------------------------------------------------------------------------

    20
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
    21
----------------------------------------------------------------------------------------------------
    22
----------------------------------------------------------------------------------------------------
    23
----------------------------------------------------------------------------------------------------
    24
----------------------------------------------------------------------------------------------------
    25
----------------------------------------------------------------------------------------------------
    26
----------------------------------------------------------------------------------------------------
    27
----------------------------------------------------------------------------------------------------
    28
----------------------------------------------------------------------------------------------------
    29
----------------------------------------------------------------------------------------------------
    30
----------------------------------------------------------------------------------------------------
    31
----------------------------------------------------------------------------------------------------
    32
----------------------------------------------------------------------------------------------------
    33
----------------------------------------------------------------------------------------------------
    34
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ASTRON:
----------------------------------------------------------------------------------------------------
    35
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Gigafill Components and the Gigafill Assemblies:
----------------------------------------------------------------------------------------------------
    36
----------------------------------------------------------------------------------------------------
    37
----------------------------------------------------------------------------------------------------
    38
----------------------------------------------------------------------------------------------------
    39
----------------------------------------------------------------------------------------------------
    40
----------------------------------------------------------------------------------------------------
    41
----------------------------------------------------------------------------------------------------
    42
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------


-----------------------------------------------------
                         Applied
                        Materials
                          Part       ASTeX or ETO
   #     Mfg Location    Numbers     Part Numbers
-----------------------------------------------------
    1
-----------------------------------------------------
    2
-----------------------------------------------------

-----------------------------------------------------
Four Channel Generator:
-----------------------------------------------------




    3
-----------------------------------------------------



    4
-----------------------------------------------------
    5
-----------------------------------------------------
    6
-----------------------------------------------------
    7
-----------------------------------------------------
    8
-----------------------------------------------------
    9
-----------------------------------------------------
-----------------------------------------------------
Four Channel Generator Options:
-----------------------------------------------------
    10
-----------------------------------------------------
    11
-----------------------------------------------------
    12
-----------------------------------------------------
    13
-----------------------------------------------------
-----------------------------------------------------
Field Replaceable Units for the Four Channel Generato
-----------------------------------------------------
    14
-----------------------------------------------------
    15
-----------------------------------------------------
    16
-----------------------------------------------------
    17
-----------------------------------------------------
    18
-----------------------------------------------------
    19
-----------------------------------------------------
-----------------------------------------------------
Field Replaceable Units for the Dual Generator:
-----------------------------------------------------

    20
-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------
    21
-----------------------------------------------------
    22
-----------------------------------------------------
    23
-----------------------------------------------------
    24
-----------------------------------------------------
    25
-----------------------------------------------------
    26
-----------------------------------------------------
    27
-----------------------------------------------------
    28
-----------------------------------------------------

    29
-----------------------------------------------------

-----------------------------------------------------
    30
-----------------------------------------------------
    31
-----------------------------------------------------

    32
-----------------------------------------------------
    33
-----------------------------------------------------
    34
-----------------------------------------------------

-----------------------------------------------------
ASTRON:
-----------------------------------------------------
    35
-----------------------------------------------------

-----------------------------------------------------
Gigafill Components and the Gigafill Assemblies:
-----------------------------------------------------
    36
-----------------------------------------------------
    37
-----------------------------------------------------
    38
-----------------------------------------------------
    39
-----------------------------------------------------
    40
-----------------------------------------------------
    41
-----------------------------------------------------
    42
-----------------------------------------------------

-----------------------------------------------------

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                       Attachment 1: Master P.O. 926021
                                ITEMS/WARRANTY

----------------------------------------------------------------------------------------------------
                         Applied
                        Materials
                          Part       ASTeX or ETO
   #     Mfg Location    Numbers     Part Numbers        DESCRIPTION      DIVISION    *****
----------------------------------------------------------------------------------------------------
Spare Component Pricing for the Gigafill Assemblies:
----------------------------------------------------------------------------------------------------
     43
----------------------------------------------------------------------------------------------------
     44
----------------------------------------------------------------------------------------------------
     45
----------------------------------------------------------------------------------------------------
     46
----------------------------------------------------------------------------------------------------
     47
----------------------------------------------------------------------------------------------------
     48
----------------------------------------------------------------------------------------------------
     49
----------------------------------------------------------------------------------------------------
     50
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Ozone Generator for Giga-Fill:
----------------------------------------------------------------------------------------------------
     51
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Ozone Generator for Producer:
----------------------------------------------------------------------------------------------------
     52
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Three Channel Generator:
----------------------------------------------------------------------------------------------------
     53
----------------------------------------------------------------------------------------------------
     54
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Cable Option for the ASP &  ASP+:
----------------------------------------------------------------------------------------------------
     55
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Components and Assemblies for the ASP & ASP+:
----------------------------------------------------------------------------------------------------
     56
----------------------------------------------------------------------------------------------------
     57
----------------------------------------------------------------------------------------------------
     58
----------------------------------------------------------------------------------------------------
     59
----------------------------------------------------------------------------------------------------
     60
----------------------------------------------------------------------------------------------------
     61
----------------------------------------------------------------------------------------------------
     62
----------------------------------------------------------------------------------------------------
     63
----------------------------------------------------------------------------------------------------
     64
----------------------------------------------------------------------------------------------------
     65
----------------------------------------------------------------------------------------------------
     66
----------------------------------------------------------------------------------------------------
     67
----------------------------------------------------------------------------------------------------
     68
----------------------------------------------------------------------------------------------------
     69
----------------------------------------------------------------------------------------------------
     70
----------------------------------------------------------------------------------------------------
     71
----------------------------------------------------------------------------------------------------
     72
----------------------------------------------------------------------------------------------------
     73
----------------------------------------------------------------------------------------------------
     74
----------------------------------------------------------------------------------------------------
     75
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                         Applied
                        Materials
                          Part       ASTeX or ETO
   #     Mfg Location    Numbers     Part Numbers
------------------------------------------------------
Spare Component Pricing for the Gigafill Assemblies:
------------------------------------------------------
     43
------------------------------------------------------
     44
------------------------------------------------------
     45
------------------------------------------------------
     46
------------------------------------------------------
     47


------------------------------------------------------
     48
------------------------------------------------------
     49
------------------------------------------------------
     50
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
Ozone Generator for Giga-Fill:
------------------------------------------------------
     51
------------------------------------------------------

------------------------------------------------------
Ozone Generator for Producer:
------------------------------------------------------
     52
------------------------------------------------------

------------------------------------------------------
Three Channel Generator:
------------------------------------------------------
     53




------------------------------------------------------
     54
------------------------------------------------------

------------------------------------------------------
Cable Option for the ASP & ASP+:
------------------------------------------------------
     55
------------------------------------------------------

------------------------------------------------------
Components and Assemblies for the ASP & ASP+:
------------------------------------------------------
     56
------------------------------------------------------


     57
------------------------------------------------------
     58
------------------------------------------------------
     59
------------------------------------------------------
     60
------------------------------------------------------
     61
------------------------------------------------------
     62
------------------------------------------------------
     63
------------------------------------------------------
     64
------------------------------------------------------
     65
------------------------------------------------------
     66
------------------------------------------------------
     67
------------------------------------------------------
     68
------------------------------------------------------
     69
------------------------------------------------------
     70
------------------------------------------------------
     71
------------------------------------------------------
     72
------------------------------------------------------
     73
------------------------------------------------------
     74
------------------------------------------------------
     75
------------------------------------------------------

------------------------------------------------------


     Type 5:  Bus Route Delivery Mechanism
     Type 1:  Purchase Order Delivery Mechanism

     ---------------------------------------------------------------------
     NOTES:    *****
               -----------------------------------------------------------
               -----------------------------------------------------------
               -----------------------------------------------------------
               *****
               -----------------------------------------------------------
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                Attachment A: Comprehensive Supplier Agreement

                   COMPREHENSIVE SUPPLIER AGREEMENT #926021
                   -----------------------------------------

This Agreement dated May 27, 1999 is by and between Applied Materials, Inc., ("Applied"), a Delaware corporation, having its place of business in Santa Clara, California and Austin, Texas and Applied Science and Technology, Inc., ("ASTeX"), having its place of business in Woburn, MA.

The parties agree as follows:

Definitions

The following capitalized terms will have the following meanings:

A. "Applied" means Applied Materials, Inc., including all of its domestic and international divisions and subsidiaries.

B. "ASTeX" means Applied Science and Technology, Inc., including all of its divisions and subsidiaries.

C. "Item" or "Items" means the good(s) or service(s) that ASTeX is to provide to Applied under this Agreement, including all Applied Materials purchase orders and related agreements that are governed by this CSA, as specified from time to time by Applied and set forth in Attachment 1 and any amendments to Attachment 1.

D. "Applied Materials' Terms and Conditions of Purchase" means all the terms and conditions contained in Exhibit 1 to this agreement, and/or any Applied form purchase order that may be issued.

E. "Additional Provisions" means all requirements contained in this Comprehensive Supplier Agreement.

F. "Agreement" means this Comprehensive Supplier Agreement and/or the Applied's Purchase Order, and other Exhibits or Attachments to the Comprehensive Supplier Agreement and/or Purchase Order together with any Nondisclosure Agreement defined below as "NDA".

G. "Comprehensive or Basic Supplier Agreement" means the Comprehensive or Basic Supplier Agreement No. 926021, including Exhibit 1, the Applied Terms and Conditions of Purchase.

H. "NDA" means any and all Nondisclosure Agreement(s) between Applied and ASTeX and any specific Nondisclosure Agreement that may be attached to this Agreement.

I. "Will" or "shall" have the same meaning and are used to convey an affirmative duty or obligation (i.e., a requirement).

J. "Release," or "release" means individual purchase orders, spot buys, pick cards or other orders for Items issued by Applied to ASTeX under this Agreement.

K. "Proprietary Information" means the Proprietary Information, as that term is defined by the NDA, of Applied.

L. "Confidential Information" means the Confidential Information, as that term is defined by the NDA, of Applied.

M. "Applied's Standard Terms and Conditions of Purchase" means the terms and conditions contained in Exhibit 1 to this Agreement.

N. Normal Business Hours are Monday through Friday, 8:00-5:00 in local time zone.

O. Off the Shelf is defined as Standard commercial items sold to the general public to similar customers.

1.   Scope

1.1  Intention / Description of Comprehensive Supplier Agreement Principles
---------------------------------------------------------------------------

     This Comprehensive Supplier Agreement ("CSA") serves as a tool to manage the Items Applied purchases from ASTeX as well as sub-assemblies ASTeX processes for Applied. Attachment 1 lists the Items covered by this Agreement. Any modifications to this document will include a current list of the items covered by this CSA.

     This Agreement defines the relationship and requirements between Applied and ASTeX to ensure a consistent supply of material that meets Applied's specifications, as previously furnished by Applied to Supplier with initial Product orders (hereinafter, each a "specification" and collectively the "specifications"). Decisions regarding future purchases from ASTeX will be based upon ASTeX's performance under this CSA as stated in Section 6, and their achievement toward Applied's business objectives, e.g. Hoshin goals.

1.2  ASTeX Details
     -------------

     Applied Science and Technology, Inc.   Avi Katz, Senior Vice President of
                                            Global Customer Operations

     35 Cabot Road                          Brian R. Chisholm, Senior Vice
     Woburn, MA 01801-1053                  President of Operations
     781-933-5560                           Austin Ashley,West Coast Operations
     781-933-0750                           Sales Manager
                                            Bob Basnett, Service Engineer
                                            Michael DeLuca, Vice President of
                                            Manufacturing Operations

                                            Al Toothaker, Account Manger
                                            Bruce Schardt, ASTeX Colorado (ETO)
                                            Operations Manager

1.3  Entire Agreement
---------------------

     This CSA, including the Applied Standard Terms and Conditions of Purchase (Exhibit 1) and any other Exhibits or Attachments which are incorporated by reference into this CSA, together with any NDA sets forth the entire understanding and agreement of the parties as to the subject matter of this CSA and supersedes all prior agreements, understandings, negotiations and discussions between the parties as to the subject matter. No amendment to or modification of this CSA will be binding unless in writing and signed by a duly authorized representative of both parties. In the event of any conflict between the terms of the CSA and the terms of the Exhibits and Attachments, the order of precedence shall be given first to the CSA, followed by the Applied Standard Terms and Conditions of Purchase, drawings, specifications or other technical documents.

     The following lists all of the Exhibits and Attachments referenced in this agreement:

          Attachment #                   Revision              Release Date
-----------------------------------------------------------------------------
1.  Parts List                          Revision 1          2/27/98
-----------------------------------------------------------------------------
2.  Applied's Fiscal Year               Revision 1          2/27/98
Calendar
-----------------------------------------------------------------------------
3.  Delivery Mechanics                  Revision 1          2/27/98
-----------------------------------------------------------------------------
4.  The Rolling Forecast                Revision 1          2/27/98
(Example)
-----------------------------------------------------------------------------
5.  The Bar Coding Specification        Revision 1          2/27/98
(0190-75034)
-----------------------------------------------------------------------------
6.  Packaging Specification             Revision 1          2/27/98
(0250-00098)
-----------------------------------------------------------------------------
7.  Applied's corporate                 Revision 1          2/27/98
Transportation Routing Guide
-----------------------------------------------------------------------------
8.  Part Identification                 Revision 1          2/27/98
Specification
-----------------------------------------------------------------------------

          Attachment #                   Revision              Release Date
-----------------------------------------------------------------------------
9.  Performance Plan Outline            Revision 1          2/27/98
-----------------------------------------------------------------------------
10. ASTRON Agreement                    Revision 1          5/27/99
-----------------------------------------------------------------------------

1.4  Items Covered
------------------

     In general, all Items supplied to Applied by ASTeX will be covered by this agreement. The list of Items covered by this CSA is shown in Attachment 1. New Items may be added to Attachment 1 upon mutual agreement between Applied and ASTeX. Items may be removed by Applied from Attachment 1 from time to time in accordance with this Agreement. Applied may implement removal for the following reasons without limitations:

        a.    Specification changes that ASTeX is unable to comply with
        b.    Quality or delivery default
        c.    Obsolete Items
        d.    Outsourcing of the parent assembly

1.5  Duration of Agreement
     ---------------------

     This Agreement commences on and as of the date of the latter of the two signatures shown in Section 9, Effective Date, when each party has executed and delivered one or more counterparts of this CSA to the other (the "Effective Date") and will remain in effect through May 27, 2002 (the "Initial Term"). Upon conclusion or termination of the Initial Term, Applied, at Applied's option, may extend this Agreement for at least an additional three months subject to all terms and conditions of this Agreement.

1.6  Responsibilities
     ----------------

        1.6.1 Applied Responsibilities

        Applied agrees to fully perform all requirements of this Agreement. Applied's obligations include but are not limited to:

        .     Provide demand signals to ASTeX  as defined in section 2.5.1;
        .     Provide updated ******** week rolling forecasts to ASTeX;
        .     Measure inventory levels and scoring compliance to days-of-supply metric as stated in Section 6;
        .     Receive and inspect Items from ASTeX and measuring quality for quality metric as stated in Section 6;
        .     Notify ASTeX of any discrepancies;
        .     Provide suggestions on how ASTeX can improve its operation of this agreement;
        .     Make recommendations as to how ASTeX might reduce costs and improve the quality of Items purchased from ASTeX;
        .     Respond to any of ASTeX's inquiries;
        .     Identify, in conjunction with ASTeX, possible solutions to resolve any exceptions that might arise;
        .     Write and record action plans to resolve exceptions;
        .     Provide ASTeX with ASTeX performance reports;
        .     Meet with ASTeX on a semi-annually basis to review its
              performance;

        1.6.2 ASTeX Responsibilities

        ASTeX agrees to fully perform all requirements of this Agreement. ASTeX obligations include but are not limited to:

        .     Produce high quality and high reliability Items;
        .     Deliver Items on time to Applied;
        .     Respond in a timely manner to any of Applied's inquiries and requests;
        .     Continuously improve ASTeX's operations to better serve Applied's needs and support Applied's business objectives, e.g. ******
              goals;
        .     Work with Applied to improve operation of this agreement;
        .     Work with Applied to reduce costs and improve the quality for all
              Items ASTeX produces for Applied;
        .     Review regularly the updated forecasts to adjust ASTeX operation for changes in Applied's plans;
        .     Work with Applied to resolve any exceptions that may arise;
        .     Complete any tasks assigned to resolve exceptions on time;
        .     Meet with Applied on a semi-annually basis to review performance;

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

          . Monitor and report to Applied the finished goods inventory levels of the Items listed in Attachment 1 of this Agreement.


2.   Logistics Framework

2.1  Operation of CSA
---------------------

          2.1.1 Operating calendar & holidays

          This CSA operates by Applied fiscal year calendar, shown in Attachment
          2. Recognized holidays are those holidays shown on Applied fiscal year calendar. Should any discrepancies between the operating calendars of Applied and ASTeX arise, ASTeX must make provisions so that Applied's operations are unaffected.

          2.1.2 Flowchart of day to day operations
                (Reserved)

          2.1.3 Forecasts

          ASTeX's production of Items will be guided by Applied's most current ***** rolling forecast, as provided by Applied to ASTeX on a weekly basis ("Applied's Forecast"). ASTeX will plan, manufacture, and stock inventory to meet Applied's forecast. ASTeX will keep each of Applied's forecasts for audit purposes for a minimum of six (6) months and may be asked to present this document for verification of authorized inventory levels. Applied's forecast is Proprietary Information to be used only by ASTeX to meet its obligations to Applied under this Agreement.

          2.1.4 Releases

          Applied may require a part or Items on an accelerated basis, either in addition to or in place of Items forecast for release or scheduled for delivery at a later date. If feasible, as determined by Applied and ASTeX, such Items will be provided by ASTeX to meet Applied's requirements. Unless otherwise agreed to by Applied, such accelerated deliveries will not affect the delivery schedule of any Items currently allocated for forecast requirements. Lead times for each accelerated release will be agreed upon by both parties. If ASTeX and Applied are unable to agree on delivery schedule or other terms affecting Items for accelerated delivery, Applied shall have the right to purchase or procure affected Items from other persons, without obligation to ASTeX.

          2.1.5 Delivery Guidelines

                2.1.5.1 General Delivery

                ASTeX will exercise all efforts to meet Applied's delivery requirements on time. Shipments to Applied by ASTeX will be delivered in the right quantities ordered by Applied.

                For part orders issued via a separate purchase order form ("Spot
                    Buy"), deliveries will be accepted on the requested date or up to 3 days before the requested date. For Spot Buy purchases for spares, deliveries will be accepted on the requested date or up to two days before the requested date. Any delivery dates that falls on a non-operational date of Applied will default to the next Applied operational date.

                    ASTeX should assure the implementation of all delivery programs identified in the joint Hoshin Plans

          2.1.6 Replenishment Approach

          ASTeX will be expected to supply Items using one or more of the following replenishment approaches:

          .     Bus Route
          .     Spot Buy

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

          The replenishment methodology to be used for a particular Items are defined on Attachment 1. Specific delivery mechanics are outlined on Attachment 3.

          2.1.7 Electronic Commerce

          ASTeX is required to communicate with Applied using EDI ANSI X.12 standards and encouraged to use either GEIS or EDICT software.

          2.1.8 Changes to Logistics

          Applied may on occasion change any aspect of any logistics requirement. Applied will expect ASTeX to accommodate these changes to the best of its ability. ASTeX will be given at least ****** notification prior to the change being implemented. Applied will then consider all claims for pricing adjustment due to the change in the logistics framework if made within the three week notification period.

2.2  Service Levels
-------------------

          2.2.1 Inventory Levels

          ASTeX, is expected to have Finished Goods Inventory ("FGI") of the Items on Attachment 1 which have a `5' in the column titled "Type of Contract" in order to manage demand fluctuations. ASTeX will maintain a minimum FGI of ***** and a maximum of ***** of each these Items identified in Attachment 1, to meet Applied's needs based on the most recent rolling forecast (see Attachment 4 for example of forecast). ASTeX may present a claim for "non-purchase" for payment of inventory manufactured in response to a valid Applied purchase order, or an authorized demand signal, as explained in Section 2.5.1, if Applied has not taken delivery of the FGI within ***** from date of manufacture. This claim must be made within ***** days from the end of the ***** time frame. Applied is not responsible for payment to ASTeX for FGI built without a valid Applied purchase order, an authorized demand signal (as explained in Section 2.5.1), or Applied's Forecast (as explained in Section 2.1.3)

        Applied will not hold any financial responsibility for FGI consisting of "off-the-shelf" Items.

2.2.1.1 WIP Tracking

          ASTeX is expected to monitor, track, and report their Work-In-Process
            ("WIP") inventory.

2.2.1.2 Excess and Obsolete Items

          Applied will not be responsible for excess and obsolete parts other than to the amounts specified above in Section 2.2.1, and in any event ASTeX must make all efforts to mitigate claims for "non-purchase".

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

          2.2.2 Responses Requirements

     Responses to the following types of inquiries are expected within the time periods in the tables below.

            2.2.2.1 ASTeX Response Time

-----------------------------------------------------------------------
Inquiry Type             Applied Response Time       Applied Contact
-----------------------------------------------------------------------
Lead-time                        *****                Master Planner
-----------------------------------------------------------------------
Technical                        *****                 Manufacturing
                                                          Engineer
-----------------------------------------------------------------------
Quotations                       *****               Customer Service
                                                      Representative
-----------------------------------------------------------------------
Quality                          *****              Quality Engineer
-----------------------------------------------------------------------
Price/invoice                    *****              Customer Service
                                                      Representative
-----------------------------------------------------------------------
Component failure                *****               Quality Engineer
-----------------------------------------------------------------------
Field Safety                     *****               Quality Engineer
-----------------------------------------------------------------------
Product Problems                 *****               Account Manager
-----------------------------------------------------------------------

            2.2.2.2  Applied Response Time

-----------------------------------------------------------------------
Inquiry Type             Applied Response Time      Applied Contact
-----------------------------------------------------------------------
Lead-time                        *****            ASTeX Account Team
                                                      Lead/Member
-----------------------------------------------------------------------
Technical                        *****            ASTeX Account Team
                                                      Lead/Member
-----------------------------------------------------------------------
Quality                          *****            ASTeX Account Team
                                                      Lead/Member
-----------------------------------------------------------------------
Price/invoice                    *****            ASTeX Account Team
                                                      Lead/Member
-----------------------------------------------------------------------

          2.2.3  Flexibility Requirements

          ASTeX is expected to perform regular capacity planning and to demonstrate upside/downside manufacturing flexibility in case of demand volume changes at Applied. For Bus Route Items, ASTeX shall be capable of manufacturing to unplanned sustained increases/decreases in demand above/below Applied's forecast as defined below. For Spot Buy Items, ASTeX allows the following increases/decreases to Purchase Order quantities above/below the quantities originally requested:

          -----------------------------------------------------------------------------------------------------------------
          Weeks until
          Delivery Date       less than 1 week    less than 4 weeks   less than 8 weeks   less than 12 weeks    12+ weeks
          -----------------------------------------------------------------------------------------------------------------
          Flexibility +/-     *****               *****               *****               *****                 *****
          -----------------------------------------------------------------------------------------------------------------

          As determined by Applied, ASTeX may be asked to provide logistics, quality engineering, and new product development support on-site at Applied's facilities. At the appropriate juncture, Applied will require ASTeX to execute the On-site Representative Agreement prior to issuing a building badge to ASTeX's representatives.

          2.2.5 Global Support

          For the Items listed in Attachment 1, and all other Items that ASTeX provides to Applied, ASTeX will provide support globally for Applied and Applied's customers. Specifically, Applied's requirements for global support are:

          In the event that Applied opens a new depot, based on specific customer requirements and/or product concentration, Applied and ASTeX will discuss the feasibility of ASTeX creating a supporting repair facility.

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

          New Repair Centers must be audited and approved by Applied's Installed Base System Support (IBSS) designated groups before repairing parts at new location, as specified in the IBSS Spares Quality System. Applied will at the beginning of this Agreement provide to ASTeX the auditable guidelines.

          Complete repair/refurbish and test to a like new condition of all ASTeX's products identified as repairable material by Applied before returning.

          ASTeX must have an established and deployed global service capability. The required support services must be available globally, however, ASTeX may utilize an ASTeX distributor, or other qualified entity designated by ASTeX to meet this requirement. Technical assistance and product support services shall be provided according to the below table. This table reflects technical support only, and repairs will be covered in the repair section (2.2.6).

--------------------------------------------------------------------------
 Technical Support Table:
--------------------------------------------------------------------------
 In Warranty:                           Normal Hours:       After Hours:
--------------------------------------------------------------------------
 Phone, Fax, and E-Mail Support                 *****              *****
--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------
 Out of  Warranty:                      Normal Hours:       After Hours:
--------------------------------------------------------------------------
 Phone, Fax, and E-Mail Support                 *****              *****
--------------------------------------------------------------------------
--------------------------------------------------------------------------
--------------------------------------------------------------------------

     ASTeX shall provide reasonable training to Applied personnel and its affiliates. ***** of training will be offered free of charge for each major product line in each of the following geographic areas: *****. Training will be performed by the local ASTeX personnel or Representative in the country where the training is to occur.

     Additional training will be offered by ASTeX at a certain rate per individual according to the local depots needs.

          2.2.6  Turn-around time for Repairs

          ASTeX will supply Applied with repair Items within ***** business days from receipt of product. Applied shall have the right to designate certain parts for a turnaround time of ***** for repair or replacement. The labor rate for repairs shall not exceed ***** for non-warranty repairs. If Applied-IBSS Division issues an large volume of returns due to an accumulative return, ASTeX will notify Applied of the turn around time for those repairs. All repaired parts will have a ******* Warranty.

2.3  Information
     -----------

          2.3.1  Applied Planning Systems

          ASTeX may be given electronic access to Applied's planning data. This access, if granted, should only be used to facilitate production and delivery of Items to support Applied's requirements. ASTeX's access to, and utilization of, Applied's planning data is subject to the confidentiality terms of this Agreement and any NDA.

          2.3.3  Applied New Product Plans

          ASTeX will, on occasion and at Applied's discretion, be invited to forums in which Applied's new product plans are shared. Any Applied new product plans provided to ASTeX is subject to the confidentiality provisions of this Agreement and any NDA.

2.4  Packaging and Transportation
     ----------------------------

          2.4.1  Packaging and Shipment

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

          ASTeX will have all Items packaged "ready for use" in accordance with Applied's packaging specification (Attachment 6). ASTeX will mark and identify every item in compliance with Applied's part identification specifications and requirements (reference Attachment 8).

          ASTeX is required to comply with IBSS's tie wrap requirements.

          2.4.2  Bar Coding

          All shipments should be bar coded to Applied's specifications (Attachment 5).

          2.4.3  Transportation Mode

          Items will be transported, FOB Origin, Freight Collect in accordance with Attachment A of Applied's Corporate Transportation Routing Guide which is provided in Attachment 7.

2.5  Payment
     -------

          2.5.1  Demand Signal

          Bus Route
          ---------

          ***** Applied sends via EDI transmission an order sheet to ASTeX containing Applied's material requirements information. This information is organized at the part-number level and represents Applied's daily purchase from ASTeX. This EDI transmission constitutes an authorized demand signal.

          Spot Buy
          --------

          As needed, Applied sends via EDI transmission an order sheet to ASTeX
          ---------------------------------------------
          containing Applied's material requirements information. This information is organized at the part-number level and represents an Applied purchase from ASTeX. This EDI transmission constitutes an authorized demand signal.

          2.5.2  Invoices

     Invoices shall contain the following information: purchase order number, item number, description of goods, sizes, quantities, unit prices, and extended totals in addition to any other information requested. Applied's payment of invoice does not represent unconditional acceptance of items and will be subject to adjustment for errors, shortages, or defects. Applied may at any time set off any amount owed by Applied to ASTeX against any amount owed by ASTeX or any of its affiliated companies to Applied.

     All invoices must be sent directly to Accounts Payable in Austin:

          Accounts Payable
          Applied Materials
          9700 US Highway 290 East M/S 4500
          Austin, TX 78724-1199

          2.5.3  Cash Discounts

          Payment will be made net thirty (30) days from receipt of:

            a.  invoice, in form and substance acceptable to Applied,  or
            b. delivery and acceptance of the invoiced Item(s), whichever is later.

2.6  Disaster Recovery Plan
     ----------------------

     ASTeX is expected to develop and provide to Applied, upon request, reasonable information describing [provide evidence of] a disaster recovery plan that includes emergency back up capacity and appropriate record protection and recovery. Furthermore, ASTeX represents that its information systems are year 2000 compatible and hereby grants Applied the right to verify ASTeX's internal processes for ensuring compliance with this provision. ASTeX agrees to

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     include this same requirement in its purchase orders to its supply base and to provide reasonable efforts to verify its supply base is compliant with the requirements herein.

2.7  Managing Exceptions
     -------------------

          2.7.1  Identifying constraints

          ASTeX is responsible for anticipating inability to perform its obligations and limitations on manufacturing, delivery and other performance to meeting CSA objectives, informing Applied when those constraints occur, and initiating action plans to resolve them. Constraints might typically include, but not be limited to:

            a.  Consumption over forecast
            b.  Consumption under forecast
            c.  Quality problems
            d.  Capacity/production problems
            e.  Secondary supplier supply-chain management problems
            f.  Other business issues

          2.7.2   Process for Exceptions

          Applied will work with ASTeXs to determine the impact of an exception and approve and execute or disapprove the action plans in accordance with Section 24, Changes, of Applied's Standard Terms and Conditions of Purchase. ASTeX will notify the ASTeX Account Team Lead as soon as exceptions are identified.

3.   Quality framework

3.1  Supplier Non-conformances and Corrective Action
     -----------------------------------------------

     ASTeX's quality must meet all applicable Applied specifications (including all technical specifications and detailed drawings). ASTeX is required to replace or repair defective Items at ASTeX's expense in a timely manner. ASTeX is required to use the most expeditious manner possible to affect the corrections including the use of overnight delivery services for shipment of Items; at Applied's request, in certain circumstances, ASTeX may be asked to provide new Items in lieu of repairing a part to ensure immediate corrective action.

     ASTeX will be notified of defects with a corrective action form to which they are expected to respond appropriately. A corrective action process to resolve non-conformances will be documented and used. In addition, ASTeX will participate in continuous improvement plans and programs as defined by Applied and ASTeX. Should ASTeX fail to conform to the specifications, Applied may purchase comparable items in the open market as necessary to meet its requirements.

3.2  Applied non-conformances and corrective action
     ----------------------------------------------

     Applied will return Items at Applied's expense that do not conform to Applied's requirements due to Applied errors. These Items will be returned for potential rework. Applied and ASTeX will agree in advance on "standard" repair costs (labor, Items and freight) on items not covered under warranty; the standard repair costs will be identified in the Items list (Attachment 1).

     To the extent that a "standard" repair cost has not been established, ASTeX will assess rework costs and timing and inform Applied before work is performed. The parties agree that under no circumstances will the total price charged for repairing a part exceed ***** of the current purchase price stated in Attachment 1. In the case the price of repair exceeds ***** of the new purchase price, Applied will at its option elect not to repair the Item or will have the option to purchase a new Item according to Attachment I.

     Prior to return of repaired Items to Applied, ASTeX will mark each container with Applied's part number, ASTeX's serial number, and purchase order number. Applied shall bear the risk of loss or damage during transit of Items whether or not the Items meets warranty requirements.

     Repair quotes must be provided and approved by Applied's Repair Group designee as noted on the PO, prior to commencement of work and delivery of part. Non-repairable parts require approval/notification prior to the return of

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     these parts to Applied. Also, repair quotes must included: purchase order number, line item number, Applied's RMA number, description of part, Applied's part number, ASTeX's serial number, description of repair, repair cost, and warranty expiration date. In the event the part has been sent in for evaluation for new, supplier shall also confirm if the part is new or used. Applied and supplier shall mutually agree upon a fixed cost for " Evaluation for New" parts.

     Packing slip must include Applied's purchase order number, Applied's RMA number, ASTeX's serial number, ASTeX's model number. If the Purchase Order designates Applied order type as customer paid repair, supplier shall add the suffix "R" after the part number, which identifies the part as customer owned material. If the part is NEW for Evaluation, no suffix is required. If the part is neither "R" or NEW, the default shall be a suffix of "W" for all Applied warranty pool parts. If the part is identified as "scrap" -non-repairable, supplier shall clearly mark on the packing slip and box "SCRAP-NON-REPAIRABLE".

     Repaired parts must include a Certificate of Compliance (C of C) and test data. In the case where a new part is sent for evaluation, supplier will so state, part is new and unused and the C of C shall so state. Applied and ASTeX will agree upon fix "evaluation fee" for new parts.

     ASTeX shall provide Failure Analysis (FA)/Repair Analysis (RA) if so requested on the Purchase Order. Non-warranty related FA/RA shall be mutually agreed to by Supplier and Applied prior to commencement, unless there is a fixed fee already established.

     In addition, as stated below in the quality assurance section, a corrective action process to resolve non-conformance(s) will be documented and used.

3.3  Quality Assurance
     ------------------

     All Items purchased under this CSA will be subject to inspection and test by Applied at appropriate time and place, including the period of manufacture and anytime prior to final acceptance. If inspection or test is made by Applied on ASTeX 's premises, ASTeX will provide all reasonable facilities and assistance for the safety and convenience of Applied's inspectors at no charge to Applied. No preliminary inspection or test shall constitute acceptance. Records of all inspection work shall be kept complete and available to Applied during the performance of this order and for such further period as Applied may determine.

     With regard to repair services, ASTeX shall maintain documentation evidencing that all test inspections have been performed. The documentation shall indicate the nature and number of observations made, the quantities approved and rejected as well as the nature of the corrective action taken. ASTeX's service centers shall be responsible for submitting this data for Applied's review of the delivery summaries. From time to time Applied may request the data be submitted to Applied's Engineering and Applied's IBSS Repairs Purchasing Group.

     At Applied's request, ASTeX will provide a certificate and/or a copy of the final inspection records showing compliance to applicable specifications, contract requirements and any other required documents stipulated in Applied's repair authorization. ASTeX also agrees to provide Applied with copies of its current procedures relative to repairs, range change and warranty repairs.

     Through ASTeX's internal Quality Service Organization, ASTeX will track and maintain its internal manufacturing reject rate by percentage of assemblies, and/or part per million ("PPM"). Trend reporting and corrective actions shall be furnished to Applied within 10 working days or as requested by Applied Purchasing or Quality representatives. ASTeX will provide quality data in the format, and as required by Applied. ASTeX may also be required to provide reasonable additional data to support qualification and certification programs.

3.4  Warranty
     --------

     ASTeX warrants that all Items delivered to Applied will be free from defects in workmanship, material, and manufacture; will comply with the requirements of this Agreement, and, where design is ASTeX's responsibility, will be free from defects in design. All services will be performed in a competent, professional and workmanlike manner, free from defects and in accordance with best professional practices or the like. ASTeX further warrants all Items purchased or repaired will be of merchantable quality and will be fit and suitable for the purpose intended by Applied. These warranties are in addition to all other warranties, whether expressed or implied, and will survive any delivery, inspection, acceptance, or payment by Applied. If any Items delivered by ASTeX do not meet the warranties specified herein or otherwise applicable, Applied may seek any remedies provided in this Agreement, including any of the following, at its option:

              (i)   require ASTeX to correct at no cost to Applied any defective or non-conforming Items by repair or replacement, or
              (ii)  if ASTeX can not repair the Item under warranty within *****
                    days, Applied may return such defective or non-conforming Item at ASTeX's expense to ASTeX and recover from ASTeX the order price thereof, or
              (iii) correct the defective or non-conforming Item itself and charge ASTeX with the cost of such correction

    All warranties will run to Applied and to its customers. Applied's approval of ASTeX's material or design will not relieve ASTeX of the warranties established in this agreement. In addition, if Applied waives any drawing or specification requirement for one or more of the goods, it will not constitute a waiver of all requirements for the remaining goods to be delivered unless stated by Applied in writing. Warranty length for all parts is listed in Attachment 1.

3.5 Other Quality Programs
--------------------------

        3.5.1 Supplier's Quality Systems Plan

        Supplier's quality system must be in compliance with ISO 9000. Certification to ISO 9000 is desired.

        Applied Materials quality requirements and workmanship standards shall be integrated into supplier's processes and identified accordingly. If ASTeX is manufacturing Applied critical parts, all data generated as a result of the critical manufacturing processes shall be collected, processed and used for process control and continuous improvement. Critical parts are defined as those parts deemed critical by Applied engineering to ensure the proper form, fit, and function of the component. Evidence of process control of critical processes is a requirement and the presence of control charts and statistical process control is required. Processes not exhibiting a process capability index, ***** will require a formal corrective action plan to achieve the required process control. The critical manufacturing processes are:

        *****
        *****

        3.5.2 Part Quality Containment

        Should Applied Materials identify a quality issue or problem on a piece part and requests the supplier to implement containment action on the part failure, supplier shall respond within ***** with a documented containment plan and shall have implemented the plan. Applied will review the plan and notify the supplier of acceptance. Supplier shall substantiate this containment plan with a closed loop corrective action identifying a permanent fix.

        3.5.3 Supplier Audits

        Applied Materials may conduct the following audits, deemed necessary, to ensure a high level of quality of parts and assemblies purchased from its suppliers.

                    3.5.3.1  Piece part audits: Piece part audits may be
                        performed by Applied's quality representative at the supplier's site or at Applied Materials' facility after part delivery. Supplier shall agree to respond and commit to correct the part failures in a timely manner as detailed by Applied Materials and to maintain the required high piece part quality.

                    3.5.3.2  Process audits: When a systemic failure trend is
                        observed in the piece part or assembly supplied, Applied Materials will request the supplier to identify the processes which are causing the failure and Applied may audit the suspected processes at the supplier's site. Any deficiencies or opportunities

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                        for improvements identified from the audit will be discussed with the supplier so that a mutually agreed to corrective action plan can be implemented. ASTeX will initiate closed loop corrective action, specifying the corrective action required with a specified timeline for implementation. Supplier shall agree to work on the corrective action and provide closure to all deficiencies within the time period mutually agreed upon.

                    3.5.3.3  System assessment: Applied Materials, at any time, may decide to perform a quality system assessment at the supplier site. Any deficiencies or opportunities for improvements identified as a result of the assessment will be discussed with the supplier and a closed loop corrective action will be mutually agreed upon to be established by ASTeX, specifying the corrective action required with a specified timeline for implementation. Supplier shall agree to work on the corrective action and provide closure to all deficiencies within the time period agreed upon.

                    3.5.3.4  Source Inspection

                    Applied Materials may, without prior notice to ASTeX, conduct source inspection at the supplier's site at any time. Performance of source inspection does not constitute acceptance of the Items nor waive supplier responsibility for any defects that might subsequently be identified by Applied Materials or its customers.

           3.5.4 Applied Materials may develop or request supplier develop Inspection Standard Sheets ("ISS") on identified part numbers to be used in supplier's operation. ISS's will be utilized in final inspection, completed and records maintained as part of supplier's quality system. Templates for ISS may be provided by Applied Materials supplier quality organization.

           3.5.5 ASTeX is required to provide Applied Materials with a quality plan for the selection, control and maintenance of it's subtier suppliers. The quality plan will include requirements for ASTeX to conduct periodic quality testing of subtier supplier parts and assemblies to validate compliance with Applied Materials specifications. ASTeX shall demonstrate compliance to it's quality plan by establishing and maintaining an Approved Supplier List of subtier suppliers that have passed an on-site quality audit and that have no open corrective actions resulting from ASTeX's audit. ASTeX will, upon Applied Materials' request, provide evidence that ASTeX quality representatives have conducted periodic subtier supplier on-site audits and have validated with subtier suppliers that all subtier supplier corrective actions resulting from ASTeX's quality audits are closed in a timely manner.

           3.5.6  Supplier communication

           Supplier agrees to send a report on the Supplier's internal quality performance to Applied Materials quality representative on either a weekly or monthly basis the frequency of which is to be mutually agreed to between the quality engineering representatives from each party. Applied's quality engineer may schedule a periodic meeting with the supplier's representative managing the supplier's internal quality program to discuss the contents of Supplier's quality report, parts containment, closed loop corrective action, audit findings or any other issues related to quality.

           3.5.7 A formal quality plan will be developed jointly by the supplier and Applied Materials and will contain part and process specific requirements identified to ensure the manufacture of high quality parts. The supplier will perform to all requirements of the plan. Periodic assessments of the quality plan will be performed by the Applied supplier quality engineer to ensure conformance to all requirements. The completed plan will be an attachment to this contract and will be updated by the parties to reflect current ASTeX quality performance against plan.

           3.5.8 Suppliers shall provide to Applied Materials a quality plan for the control and maintenance of suppliers used to distribute and store product for shipment to Applied Materials. The plan shall include the requirement for periodic source inspection and audit of the distributor for proper storage, inventory control and shelf life control. The supplier will have the responsibility for the quality of product shipped from the distributor.

           3.5.9 ASTeX shall assure the implementation of all quality programs identified in the joint *****.

4.   Pricing framework

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

4.1  Pricing By Part Number
     ----------------------

     The pricing for the Items are shown in Attachment 1. Any modifications to these must be made in accordance with Section 7 of this Agreement. ASTeX commits to on-going cost improvement during the period of this Agreement in accordance with Section 6.

     At the time of the Agreement Effective Date, the remaining balance of undelivered items on all open purchase orders will be revised to the agreement price.

     Specific circumstances may result in a review of the agreement terms, including prices. These include, but are not limited to:

     a. Volume increases resulting in an increase in agreement value of over *****% (subsequent to completion of negotiations on the existing prices);
     b. Addition of Items to the agreement increasing the value of the Agreement over *****%;
     c. Cost reductions/savings over and above those committed in the ASTeX performance plan.
     d. Price reductions in accordance with Section 6, *****, of Applied's Standard Terms and Conditions of Purchase.

4.2  Cooperative Pricing Models/Formulas
     -----------------------------------

          Not Applicable

4.3  Volume
     ------

     ASTeX will be provided a range of potential volume that may be purchased. Applied does not commit to buy a specific volume of a part number from a ASTeX. Applied does not limit its ability to buy the same part number from multiple sources.

4.4  Export Pricing
     --------------

     ASTeX should quote Applied in unit prices based upon delivery FCA Free carrier. ASTeX is expected to prepare the export paperwork and be the exporter of record. ASTeX must utilize Applied's preferred carriers to arrange the export of the goods. Applied will pay the freight charges based on Applied's rates with its preferred carriers. Applied will be responsible for importing the goods into the destination country.

4.5  Currency
     --------

     All prices are quoted in US dollars; prices for foreign manufactured Items will not be adjusted to reflect changes in the exchange rate. ASTeX is encouraged to obtain any necessary currency exchange protection it deems appropriate

Prototypes
----------

     ASTeX is committed to price all prototypes consistent with contract prices.

4.7  Advances for Raw Materials
     --------------------------

     Applied does not provide advance payments for the purchase of raw materials.

5.   Technical framework

5.1  Engineering change orders
     -------------------------

     Applied may change its drawings, design, and specifications at any time in accordance with Section 25, Changes, of Applied's Standard Terms and Conditions of Purchase. Applied Supplier Engineer will review with ASTeX all

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     proposed Engineering Change Orders (ECO's) that impact the form, fit, or function of Items. Applied will, in writing, provide approved ECO's and state the effectivity dates of all changes. Unless otherwise notified, Applied Receiving Inspection will inspect to the latest revision in effect at the time of receipt.

     ASTeX may request engineering changes via a ASTeX Problem Sheet. This form should be submitted to Applied Supplier Engineer. Changes shall not be implemented by ASTeX until written permission to proceed is given by Applied's authorized purchasing representative and the agreement is modified accordingly. Applied will consider claims for adjustment in the terms of this Agreement if made before the implementation of the changes.

5.2  Tooling
     -------

     Unless otherwise agreed to in writing, special dies, tools, patterns and drawings used in the manufacture of Items shall be furnished by and at the expense of, ASTeX.

5.3  Design Changes and Resolution
     -----------------------------

     For the term of this Agreement, ASTeX will not make changes to the design of any part that may alter form, fit, function or manufacturing process without a documented engineering change request and prior written approval from Applied's authorized purchasing representative and the agreement is modified accordingly.

     If Applied's design changes impact the pricing, delivery, lead-time, or other terms and conditions of this Agreement, and agreement upon alternate terms cannot be reached with ASTeX, then Applied may remove the subject Items from this Agreement without affecting the remaining Items.

5.4  Process Changes and Resolution
     ------------------------------

     ASTeX is expected to inform Applied of process and supplier changes to all, critical Items (to be defined by SMO), even when specifications are met. ASTeX must receive approval in writing from Applied before implementing changes.

5.5  Subcontracting
     --------------

     ASTeX shall not subcontract for completed or substantially completed Items supplied to Applied without prior written approval of Applied. ASTeX will ensure that all subcontractors to ASTeX that have access (directly or indirectly) to Applied specifications must be covered by a NDA that is similar in form and substance to Applied's NDA.

5.6  First Articles
     --------------

     A new Item, Item with revised drawings, or other changes as delineated above, must have a first article evaluated and accepted by Applied (a "First Article"). An Item will not be authorized for deliveries until acceptance of the First Article by Applied. ASTeX will maintain First Article qualifications/evidence data file with content as defined by Applied for the specific part. First Article data is to be made available to Applied upon request and shall be retained by ASTeX during the performance of this Agreement or subsequent agreements.

5.7  Outsourcing
     -----------

     Applied may at its discretion elect to outsource an assembly or module to a third party ("Subassembler") and if the selected assembly or module includes any Item under this CSA (an "affected Item"), Applied will advise ASTeX of the Subassembler, unless precluded from doing so by confidentiality or other requirements. ASTeX understands that the selection and responsibility for sourcing any affected Items will generally be the responsibility of the Subassembler. If ASTeX is not selected as the source for an affected Item, any affected Items or applicable quantities of affected Items may, at Applied's discretion, be removed from this Agreement.

5.8  Product Support
     ---------------

     ASTeX agrees to provide Items, and technical and service support to Applied for all of the Items for a minimum of ten years from the date of final shipment of a part to Applied. Alternatively, the parties may agree to establish a product support period less than ten years provided that ASTeX agrees to grant to Applied a non-exclusive license to make, have made, use, sell, and support the Items in a form and on terms acceptable to Applied.

5.9  Commodity Specific Issues
     -------------------------

        Reserved

5.10 Technology Roadmap
     -----------------

        Reserved

6.   Performance Management

6.1  Supplier Performance Plan
     -------------------------

     As part of this Comprehensive Supplier Agreement, Applied and ASTeX agree to jointly develop a Supplier Performance Plan. Attachment 9 outlines the performance plan.

6.2  Supplier Performance Management
     -------------------------------

        6.2.1  Metrics and Targets

        ASTeX agrees to the best of its abilities to perform to the operational performance measures defined below. Performance targets for FY2000 are listed. Intermediate performance targets are established in the Supplier

        Performance Management Plan. The following defines how Applied and ASTeX will measure performance metrics:

Applied agrees to use all reasonable efforts to assist ASTeX in meeting the above performance criteria and resolve discrepancies should they occur.

7.   Amendments and Modifications

This CSA may be revised by the mutual consent of Applied and ASTeX. Revisions to this CSA must be in writing, signed by both Applied and ASTeX duly authorized representatives, traced by revision numbers and attached to this original agreement. A change to one attachment of this agreement will constitute a revision level change. The master copy of this CSA and any revisions are to be maintained by Applied.

Updates to Section 2.2, Service levels, and changes may be communicated via memos sent by mail, fax or e-mail.

8.   Glossary

        Not Applicable

9.   Acceptance

     Accepted:



     ______________________________      _________________________________
     Kristine Brock/Don Cook             Avishay Katz
     Supplier Manager for ASTeX          Senior Vice President
     Applied Materials, Inc.             Applied Science and Technology, Inc.
     OEM-Electrical SMO


Date:                                    Date:

          APPLIED MATERIALS STANDARD TERMS AND CONDITIONS OF PURCHASE
                               Table of Contents

-------------------------------------------------------------
  Article                  Topic
                                                    Page #
-------------------------------------------------------------
    1          Acceptance                         2
-------------------------------------------------------------
    2          Confidential and Proprietary       2
               Information
-------------------------------------------------------------
    3          Intellectual Property              3
-------------------------------------------------------------
    4          Patent License                     3
-------------------------------------------------------------
    5          Press Releases/Public              4
               Disclosure not Authorized
-------------------------------------------------------------
    6          *****                              4
-------------------------------------------------------------
    7          Duty Drawback                      4
-------------------------------------------------------------
    8          ODC Elimination                    5
-------------------------------------------------------------
    9          Compliance with Laws               5
-------------------------------------------------------------
    10         Equal Employment Opportunity       5
-------------------------------------------------------------
    11         Applicable Law                     5
-------------------------------------------------------------
    12         Notice of Labor Disputes           6
-------------------------------------------------------------
    13         Taxes                              6
-------------------------------------------------------------
    14         Responsibility for Goods           6
-------------------------------------------------------------
    15         Insurance                          6
-------------------------------------------------------------
    16         Change of Control                  7
-------------------------------------------------------------
    17         Assignments                        7
-------------------------------------------------------------
    18         Gratuities                         7
-------------------------------------------------------------
    19         Insolvency                         7
-------------------------------------------------------------
    20         Waiver                             8
-------------------------------------------------------------
    21         Disclaimer and Limitation of       8
               Liability
-------------------------------------------------------------
    22         Indemnity by Supplier              8
-------------------------------------------------------------
    23         Force Majeure                      8
-------------------------------------------------------------
    24         Changes                            9
-------------------------------------------------------------
    25         Termination for Default            9
-------------------------------------------------------------
    26         Termination for Convenience        9
-------------------------------------------------------------

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                                   EXHIBIT 1
              APPLIED MATERIALS TERMS AND CONDITIONS OF PURCHASE
              --------------------------------------------------


1.   Acceptance

     The terms and conditions stated in these Applied Materials Standard Terms and Conditions of Purchase become the agreement between the parties covering the purchase of the goods or services (collectively referred to as "Items") ordered in the Purchase Agreement/Comprehensive Supplier Agreement/Basic Supplier Agreement of which these Terms and Conditions are a part when this Agreement is accepted by acknowledgment or commencement of performance. This Agreement can be accepted only on these terms and conditions. Additional or different terms proposed by Supplier will not be applicable unless accepted in writing by the Buyer. No change, modification, or revision of this Agreement will be effective unless in writing and signed by duly authorized representative of Buyer.

2.   Confidential and Proprietary Information

     Supplier will observe and is bound by the terms and conditions of any and all Non-Disclosure Agreements (NDAs) executed by Supplier with or for the benefit of Buyer, whether now or hereafter in effect. In addition, all schematics, drawings, specifications and manuals, and all other technical and business information provided to Supplier by Buyer during the term of, or in connection with the negotiation, performance or enforcement of this Agreement shall be deemed included in the definition (subject to any applicable exclusions therefrom) of "Proprietary Information" for purposes of this Agreement.

     Supplier may use Buyer's Proprietary Information only for the purpose of providing Items, parts or components of Items or services to Buyer. Supplier will not discuss and further will not use any of Buyer's Proprietary Information, directly or indirectly, for any other purpose including, without limitation, (a) developing, designing, manufacturing, refurbishing, selling or offering for sale parts or components of Items or parts, or providing services, for or to any party other than Buyer, and (b) assisting any third party, in any manner, to perform any of the activities described herein . All Proprietary Information shall (a) be clearly marked by Supplier as Buyer's property and segregated when not in use, and (b) be returned to Buyer promptly upon request.

     Supplier acknowledges and agrees that Buyer would suffer irreparable harm for which monetary damages would be an inadequate remedy if Supplier were to breach its obligations under this provision. Supplier further acknowledges and agrees that equitable relief, including injunctive relief, would be appropriate to protect Buyer's rights and interests if such a breach were to arise, or threatened.

     Supplier will use reasonable efforts to notify Buyer of any third party requests to engage in any of the activities prohibited by this Article.

3.   Intellectual Property

     Nothing in this Agreement shall be deemed to grant to Supplier any license or other right under any of Buyer's intellectual property (including, without limitation, Buyer's patents, copyrights, trade and service marks, trade secrets, and Proprietary Information) for Supplier's own benefit or to provide or offer Items to any party other than Buyer.

     Other than the license rights granted to Buyer pursuant to section 4, nothing in this Agreement shall be deemed to grant to Buyer any license or other right under any of Supplier's intellectual property ( including, without limitations, Supplier's patents, copyrights, trade and service marks, trade secrets, and Proprietary Information).

     All Items supplied by Supplier and the sale of Items by Supplier and, as applicable, use thereof by Buyer or its subsequent purchasers or transferees will be free from liability for or claim by any persons of royalties, patent rights, copyright, trademark, mechanics' liens or other encumbrances, and trade secrets or confidential or proprietary intellectual property rights (collectively "rights" and "encumbrances"), and Supplier shall defend, indemnify and hold harmless Buyer against all claims, demands, costs and actions for actual or alleged infringements of patent, copyright, trademark or trade secret rights or other rights and encumbrances in the use, sale or re-sale of any Item which are valid at the time of or after the effective date of this Agreement; except to the extent that the infringement was unavoidably caused by Supplier's compliance with a detailed design furnished and required by Buyer or by Buyer's non-compliance with Supplier's prior written advice or warning of a possible and likely infringement. Notwithstanding the foregoing, Buyer agrees that Seller assumes no liability for patent infringement resulting from Buyer's processes or chemistries for the products supplied hereunder to the extent that Seller is not a party to the development of such processes or chemistries.

     At the request of Buyer, Supplier will provide to Buyer the most current and complete specifications and drawings (the "Drawings") for each Item manufactured or produced for Buyer that is based on Buyer's design or Drawings showing the complete specifications and design for the Item as manufactured or produced by Supplier. All Drawings and specifications that are of the Buyer's designs are the Proprietary Information of Buyer. Drawings and specifications that are of the Supplier's designs are Proprietary Information of the Supplier.

     Upon termination of this Agreement, Supplier will return all Applied Proprietary Information and documentation to Buyer. Notwithstanding this requirement, Supplier may request Buyer approval to destroy any Proprietary Information of Buyer that has become obsolete or outdated (e.g., financial projections, forecasts, et cetera); provided that Supplier certifies to Buyer the destruction of such Proprietary Information.

     Upon termination of this Agreement, Buyer will return all ASTeX Proprietary Information and documentation to Supplier. Notwithstanding this requirement, Buyer may request Supplier approval to destroy any Proprietary Information of Supplier that has become obsolete or outdated (e.g., financial projections, forecasts, et cetera); provided that Buyer certifies to Supplier destruction of such Proprietary Information.

4.   Patent License

     Supplier, as part of the consideration for this Agreement and without further cost to Buyer, hereby grants to Buyer a royalty free right and license to use inventions of Supplier incorporated into Supplier's products sold hereunder to Buyer, and for Buyer to incorporate Supplier's products incorporating such inventions into its own products and sell same to Buyer's customers. In addition, Buyer's customers shall be licensed to use Supplier's products and all such incorporated inventions during the operation of Buyer's products.

5.   Press Releases/Public Disclosure Not Authorized

     Supplier will not, without the prior written approval of Buyer, issue any press releases, advertising, publicity, public statements or in any way engage in any other form of public disclosure that indicates the terms of this Agreement, Buyer's relationship with Supplier or implies any endorsement by Buyer of Supplier or Supplier's products or services. Supplier further agrees not to use, without the prior written consent of Buyer, the name or trademarks (including, but not limited to Buyer's corporate symbol). Any requests under this Section must be made in writing and submitted to the parties designated by Buyer for the review and authorization of such matters.

6.   *****

7.   Duty Drawback

     Supplier will provide Buyer with U.S. Customs entry data, including information and receipts for duties paid directly or indirectly on all Items that are either imported or contain imported parts or components, that Buyer determines is necessary for Buyer to qualify for duty drawback ("Duty Drawback Information"). This data will be provided to Buyer within fifteen (15) days after each calendar quarter [or fiscal year quarter of Buyer] and be accompanied by a completed Certificate of Delivery of Imported Merchandise or Certificate of Manufacture and Delivery of Imported Merchandise (Customs Form 331) as promulgated pursuant to 19 CFR 191.


8.   ODC Elimination

     In the event Supplier's goods are manufactured with or contain Class I ODCs as defined under Section 602 of the Federal Clean Air Act (42 USC Section 7671a) and implementing regulations, or if Supplier suspects that such a condition exists,

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     Supplier shall notify Buyer prior to performing any work against this Agreement. Buyer reserves the right to: (a) terminate all Agreements for such goods without penalties, (b) to return any and all goods delivered which are found to contain or have been manufactured with Class I ODCs, or
     (c) to terminate any outstanding Agreements for such goods without penalties. Supplier shall reimburse Buyer all monies paid to Supplier and all additional costs incurred by Buyer in purchasing and returning such goods.

9.   Compliance With Laws

     Supplier warrants that no law, rule, or ordinance of the United States, a state, any other governmental agency, or that of any country has been violated in supplying the goods or services ordered herein.

10.  Equal Employment Opportunity

     Supplier represents and warrants that it is in compliance with Executive Agreement 11246, any amending or supplementing Executive Agreements, and implementing regulations unless exempted.

11.  Applicable Law, Consent to Jurisdiction, Venue

     This Agreement shall be governed by, be subject to, and be construed in accordance with the internal laws of the State of California, excluding conflicts of law rules. The parties agree that any suit arising out of this Agreement, for any claim or cause of action, whether in contract, in tort, statutory, at law or in equity, shall exclusively be brought in the United States District Court for the Northern District of California or in the Superior or Municipal Courts of Santa Clara County, California, or in the United States District Court for the Western District of Texas, Austin Division, or the Texas State District Courts of Travis County, Texas, provided that such court has jurisdiction over the subject matter of the action. Each party agrees that each of the named courts shall have personal jurisdiction over it and consents to such jurisdiction. Supplier further agrees that venue of any suit arising out of this Agreement is proper and appropriate in any of the courts identified above; Supplier consents to such venue therein as Buyer selects and to any transfer of venue that Buyer may seek to any of such courts, without respect to the initial forum.

     With respect to transactions to which the1980 United Nations Convention of Contracts for the International Sale of Goods would otherwise apply, the rights and obligations of the parties under the Agreement, including these terms and conditions, shall not be governed by the provisions of the 1980 United Nations Convention of Contracts for the International Sale of Goods; instead, applicable laws of the State of California, including the Uniform Commercial Code as adopted therein (but exclusive of such 1980 United Nations Convention) shall govern.

12.  Notice of Labor Disputes

     Whenever an actual or potential labor dispute, or any government embargoes, regulatory or tribunal proceedings relating thereto is delaying or threatens to delay the timely performance of this Agreement, Supplier will immediately notify Buyer of such dispute and furnish all relevant details regardless of whether said dispute arose directly, or indirectly, as a result of an actual or potential dispute within the Supplier's subtier supply base or its own operations.

13.  Taxes

     Unless otherwise specified, the agreed prices include all applicable federal, state, and local taxes. All such taxes shall be stated separately on Supplier's invoice.

14.  Responsibility for Goods; Risk of Loss

     Notwithstanding any prior inspections, Supplier shall bear all risks of loss, damage, or destruction to the Items called for hereunder until *****. These Supplier responsibilities remain with respect to any Items rejected by Buyer provided, however, that in either case, Buyer shall be responsible for any loss occasioned by the gross negligence of its employees acting within the scope of their employment. Items are not accepted by reason of any preliminary inspection or test, at any location.

15.  Insurance

     A. Supplier shall maintain (i) comprehensive general liability insurance covering bodily injury, property damage, contractual liability, products liability and completed operations, (ii) Worker's Compensation and employer's liability insurance, and (iii) auto insurance, in such amounts as are necessary to insure against the risks to Supplier's operations.

     B. Minimally, Supplier will obtain and keep in force, insurance of the types and in the amounts set forth below:

               Insurance                          Minimum Limits of Liability
               ---------                          ---------------------------

               Worker's Compensation              Statutory
               Employer's Liability               *****
               Automobile Liability               *****
               Comprehensive General Liability            *****
               (including Products Liability)
               Umbrella/Excess Liability          *****

     All policies must be primary and non-contributing, and shall include Buyer as an additional insured. Supplier also waives all rights of subrogation. Supplier will also require and verify that each of its major subcontractors carry at least the same insurance coverage and minimum limits or insurance as Supplier carries under this Agreement. Supplier shall notify Buyer at least thirty (30) days prior to the cancellation of or implementation of any material change in the foregoing policy

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     coverage that would affect the Buyer's interests. Upon request, Supplier shall furnish to Buyer as evidence of insurance a certificate of insurance stating that the coverage would not be canceled or materially altered without thirty (30) days prior notice to the Buyer.

16.  Change of Control

     Supplier will notify Buyer immediately of any change of control or change (including any change in person or persons with power to direct or cause the direction of management or policies of Seller) or any change (***** or more) in the ownership of Supplier, or of any materially adverse change in Supplier's financial condition or in the operation of Supplier's business, including, but not limited to, Supplier's net worth, assets, production capacity, properties, obligations or liabilities (fixed or contingent) (collectively, a "change of control"). Notwithstanding any other rights Buyer may have under this Agreement, upon a change of control, Buyer may, in its discretion, renegotiate or terminate for convenience this Agreement.

17.  Assignments

     A. No right or obligation under this Agreement shall be assigned by Supplier without the prior written consent of Buyer, and any purported assignment without such consent shall be void.

     B. Buyer may assign this Agreement in whole or part at any time if such assignment is considered necessary by Buyer in connection with a sale of Buyer's assets, or a transfer of any of its contracts or obligations under such contracts, or a transfer to a third party of manufacturing activities previously conducted by Buyer.

18.  Gratuities

     Supplier warrants that it has not offered or given and will not offer or give any gratuity to induce this or any other agreement. Upon Buyer's written request, an officer of Supplier shall certify in writing that Supplier has complied with and continues to comply with this Section. Any breach of this warranty shall be a material breach of each and every agreement and contract between Buyer and Supplier.

19.  Insolvency

     The insolvency of Supplier, the filing of a voluntary or involuntary petition for relief by or against Supplier under any bankruptcy, insolvency or like law, or the making of an assignment for the benefit of creditors, by Supplier, shall be a material breach hereof and default.

20.  Waiver

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     In the event Buyer fails to insist on performance of any of the terms and conditions, or fails to exercise any of its rights or privileges hereunder, such failure shall not constitute a waiver of such terms, conditions, rights or privileges.

21.  Disclaimer and Limitation of Liability

     In no event shall Buyer be liable for any special, indirect, incidental, consequential, or contingent damages (the foregoing being collectively called "Damages"), whether or not Buyer has been advised of the possibility of such damages, for any reason. Buyer excludes and Supplier waives any liability of Buyer for any "Damages", as so defined.

22.  Indemnity by Supplier

     Supplier shall defend, indemnify and hold harmless Buyer from and against, and shall solely and exclusively bear and pay, any and all claims, suits, losses, penalties, damages (whether actual, punitive, consequential or otherwise) and all liabilities and the associated costs and expenses (including reasonable attorney's fees, expert's fees, and costs of investigation; all of the foregoing being collectively called "Indemnified Liabilities"), to the extent such are caused by Supplier's breach of any term or provision of this Agreement, or in whole or in any part by any negligent, grossly negligent or intentional acts, errors or omissions by Supplier, its employees, officers, agents or representatives in the performance of this Agreement or that are for, that are in the nature of, or that arise under, strict liability or products liability with respect to or in connection with the Items. The indemnity by Supplier in favor of Buyer shall extend to Buyer, its officers, directors, agents, and representatives and shall include and is intended to include Indemnified Liabilities which arise from or are caused by, in whole or in part, the concurrent negligence, including negligence or gross negligence of Supplier, but shall not extend to Indemnified Liabilities to the extent such are caused by the negligence or willful misconduct of Buyer. Seller assumes no liability under this Indemnity for system failures, personal injury or property damage to the extent resulting from improper operation, improper maintenance, abuse or modifications from the original product specifications or configuration, on the part of Buyer.

23.  Force Majeure

     A failure by either party to perform due to causes beyond the control and without the fault or negligence of the party is deemed excusable during the period in which the cause of the failure persists. Such causes may include, but not be limited to, acts of God or the public enemy, acts of the Government in either sovereign or contractual capacity, fires, floods, epidemics, strikes, freight embargoes and unusually severe weather. If the failure to perform is caused by the default of a subcontractor, and such default arises out of causes beyond the control of both the Supplier and subcontractor, and without the fault or negligence of either of them, the Supplier will not be liable for any excess cost for failure to perform, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Supplier to meet the required delivery releases. When Supplier becomes aware of any potential force majeure condition as described in this Agreement, Supplier shall immediately notify Buyer of the condition and provide relevant details.

24.  Changes

     Buyer may at anytime, by a written order and without notice to sureties or assignees, suspend performance hereunder, increase or decrease the Agreement quantities, or make changes within the general scope of this Agreement in any one or more of the following:

     (a)  applicable drawings, designs, or specification;
     (b)  method of shipment or packing, and/or;
     (c)  place and date of delivery;
     (d)  place and date of inspection or acceptance.

     If any such change causes an increase or decrease in the cost of or time required for performance of the Agreement, an equitable adjustment shall be made in the Agreement price or delivery schedule, or both, and the Agreement shall be modified in writing accordingly. No claim by Supplier for adjustment hereunder shall be valid unless asserted within ****** days from the date of receipt by Supplier of the notification of change, provided, however, that such period may be extended upon the written approval of Buyer. However, nothing in this clause shall excuse Supplier from proceeding with the Agreement as changed or amended.

25.  Termination for Default

     (a) Buyer may, by notice, terminate this Agreement in whole or in part (i) if Supplier fails to deliver goods or services on agreed delivery schedules or any installments thereof strictly within the time specified; (ii) if Supplier fails to replace or correct defective goods or services; (iii) if Supplier fails to comply strictly with any provision of, or repudiates this agreement, or (iv) Supplier defaults under, or any event or condition stated to be a default occurs under, any provision of the Agreement, including these Applied Materials Standard Terms and Conditions of Purchase.

     (b)  In the event of termination pursuant to this Section:

          (i) Supplier shall continue to supply any portion of the Items contracted for under this Agreement that are not terminated;
          (ii) Supplier shall be liable for additional costs, if any, for the purchase of such similar goods and services to cover such default;
          (iii) At Buyer's request Supplier will transfer title and deliver to Buyer (1) any completed goods, (2) any partially completed goods and (3) all unique materials. Prices for partially completed goods and unique materials so accepted shall be negotiated. However, such prices shall not exceed the Agreement price per item.

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

     (c) Buyer's rights and remedies herein or otherwise stated in this Agreement, any Purchase Order, Comprehensive Supplier Agreement or Basic Supplier Agreement are in addition to and shall not limit or preclude resort to any other rights and remedies provided by law or in equity. Termination under this Agreement shall constitute "cancellation" under the Uniform Commercial Code.

26.  Termination for convenience

     (a) Buyer may terminate, for convenience, work under this Agreement in whole or in part, at any time by written or electronic notice. Upon any such termination Supplier shall, to the extent and at the time specified by Buyer, stop all work on this Agreement, place no further orders hereunder, terminate work outstanding hereunder, assign to Buyer all Supplier's interests under terminated sub-contracts and Agreements, settle all claims thereunder after obtaining Buyer's approval, protect all property in which Buyer has or may acquire an interest, and transfer title and make delivery to Buyer of all Items, materials, work in process, or other things held or acquired by Supplier in connection with the terminated portion of this Agreement. Supplier shall proceed promptly to comply with Buyer's directions respecting each of the foregoing without awaiting settlement or payment of its termination claim.

     (b) Within six (6) months from such termination, Supplier may submit to Buyer its written claim for termination charges, in the form and with supporting data and detail prescribed by Buyer. Failure to submit such claim within the prescribed time frame and with such items shall constitute a waiver of all claims and a release of all Buyer's liability arising out of such termination.

     (c) The parties may agree upon the amount to be paid Supplier for such termination. If they fail to agree, Buyer shall pay Supplier the amount due for Items delivered prior to termination and in addition thereto but without duplication, shall pay the following amounts:

          (i) The contract price for all Items completed in accordance with this Agreement and not previously paid for;
          (ii) The actual costs for work in process incurred by Supplier which are properly allocable or apportionable under Generally Accepted Accounting Principles (GAAP) to the terminated portion of this Agreement and a sum constituting a fair and reasonable profit on such costs. The Supplier agrees to keep true, complete, and accurate records in compliance with GAAP for the purpose of determining allocability of Suppliers costs under this agreement. Such records shall contain sufficient detail to permit a determination of the accuracy of the costs; Independent nationally recognized accountants (the "Auditor") designated by Buyer and reasonably acceptable to Supplier shall have the right, at Buyer's expense and upon reasonable notice, to conduct audits of all of the relevant books and records of Supplier in order to determine the accuracy and allocability of costs submitted by Supplier to Buyer under this provision.

          (iii) The reasonable costs of Supplier in making settlement hereunder and in protecting Items to which Buyer has or may acquire an interest.

     (d) Payments made under subparagraphs (c)(i) and (c)(ii) shall not exceed the aggregate price specified in this Agreement, less payment otherwise made or to be made. Buyer shall have no obligation to pay for Items lost, damaged, stolen or destroyed prior to delivery to Buyer.

     (e) The foregoing paragraphs (a) to (d) inclusive, shall be applicable only to a termination for Buyer's convenience and shall not affect or impair any right of Buyer to terminate this Agreement for Supplier's default in the performance hereof.

[LOGO]

APPLIED MATERIALS


                            APPLIED MATERIALS, INC.
                      Attachment 10 to Applied MPO 926021
                   Special Terms for Applied Part No. *****


This Attachment 10 represents the agreement (the "Agreement") of Applied Materials ("APPLIED" or "APPLIED MATERIALS") and Applied Science & Technology, Inc. ("ASTeX") concerning ASTeX's manufacture and sale to APPLIED of ASTeX's
*****

Scope of Agreement

The only ASTeX product to which this Agreement relates is the following ASTeX component, including related software: the ***** (as such item may be improved from time to time during the Contract Period [as hereinafter defined] by ASTeX or ASTeX and APPLIED acting in concert, the "Product"); additionally, the only APPLIED application for the Product to which this Agreement relates is the integration of the Product with Applied ****** for the purpose of ***** (hereinafter, the "Application"). APPLIED has assigned the following part number to the Product *****.

This Agreement is an attachment to and is subject to the provisions and terms and conditions of APPLIED MPO 926021 (which includes the Comprehensive Supplier Agreement and Terms and Conditions) (collectively, the "MPO"), and modifies the MPO as provided herein.

ASTeX, for a minimum period of ***** years from the date of the MPO, will provide for sale to APPLIED, all individual spare components for the Product. The intent of this provision is so that APPLIED shall not be required to purchase complete Products whenever individual Product components fail out of warranty.

Product Pricing

In consideration of APPLIED's selection of ASTeX as a supplier of the Product as provided above and APPLIED's other agreements set forth herein, ASTeX agrees that the per unit price of the Product to APPLIED shall be the price set forth on the following table (the "Price Table") for the indicated period of time, subject to adjustment as hereinafter set forth:

     Applicable Period             Per Unit Price
     -----------------             --------------
     *****                         *****

If APPLIED shall have purchased an aggregate number of Products during *****, the unit price for all additional units purchased during ***** shall be $*****, subject to further reduction according to other applicable adjustment provisions hereinafter set forth. If during the Contract Period APPLIED (i) shall have purchased, or (ii) shall issue ASTeX a firm purchase order to purchase, a number of Product units which, when aggregated with the number of Product units already purchased or to be purchased under previously issued firm purchase orders, determined on a calendar year basis, is equal to or greater than *****, the unit price for all additional units purchased during the remainder of the Contract Period and any extensions thereof shall be $*****. Additionally, if, on or before *****, APPLIED shall present a forecast to ASTeX indicating that APPLIED shall purchase at least *****, the unit price for all additional units purchased as of *****0 and during the remainder of the Contract Period and any extensions thereof shall be $*****.

All prices noted in this Agreement include any documentation or training necessary to permit APPLIED to integrate the Product with the Application.
*****


Design Modification

Page 1 of 2

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

[LOGO]

APPLIED MATERIALS



Additionally, the Parties agree that ASTeX shall provide APPLIED, on or before *****, at no additional cost or charge of any kind, a design modification of the Product as required to eliminate the requirement for *****. *****. The affected Products shall be shipped to ASTeX free of charge to APPLIED or its customers for retrofitting; following retrofitting, the Products shall be shipped back to the affected facilities free of charge.

Applied Materials, Inc.


By: ______________
Name: ____________
Title: ____________


ACCEPTED AND AGREED:

Applied Science & Technology, Inc.


By:     ___________________
Name:   ___________________
Title:  ___________________

Date:   _____________________

Page 2 of 2

--------------
*****Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

[LOGO] APPLIED MATERIALS               BILL TO:  ACCOUNTS PAYABLE MAILSTOP NO. 3200               PURCHASE ORDER
                                                 9700 U.S. HIGHWAY 290 EAST
                                                 AUSTIN, TX 78724-1102
                                                 PHONE (512) 272-1000   FAX (512) 272-3000           No. 926021

                                 ---------------------------------------------------------------
To:  ASTeX                        SHIP TO: 9700 U.S. Highway 290 East, Bldg 36, AUSTIN TX 78724
                                 ---------------------------------------------------------------
     35 Cabot Drive
     Woburn, MA 01801-1053             SHIP TO ABOVE ADDRESS UNLESS OTHERWISE NOTED BELOW
                                 ---------------------------------------------------------------
     Attn.: Avi Katz                                                                                 DATE: 09/24/99

--------------------------------------------------------------------------------------------------------------------------
                                                TERMS             INSP. CODE     RESALE NO. 3-00103-8201-5
 CONFIRMING:   Norman Butler    BY       PL     See Contract                     TAXABLE [ ]    RESALE  [X]    PPD
--------------------------------------------------------------------------------------------------------------------------
 ITEM NO.   QUANTITY   UNIT     AMI PART NO.    REV.                     DESCRIPTION                           DELIVERY
                                                                                                               SCHEDULE
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
         SHIP VIA:              FOB
   COL [ ]    See Contract      See Contract
----------------------------------------------------
        ACCT. NO            UNIT PRICE    EXTENDED
                                            PRICE
----------------------------------------------------

                    This Master Purchase Order and Sales Agreement 926021 is issued to ASTeX to initiate a new contract between Applied Materials and ASTeX effective 5/27/99.



                    Ship To:    Applied Materials
                                9700 U.S. Highway 290 East
                                Building 36 Warehouse
                                Austin, Texas 78724
                                          or
                                Applied Materials, Bldg. 17, 2821 Scott Blvd., Santa Clara, CA 95060

                                                     Estimated 3 Year Contract Value   $142,000,000

---------------------------------------------------------------------------------------------------------------------
   NOTE: APPLIED MATERIALS WILL NOT BE LIABLE FOR GOODS, SERVICES, COSTS OR EXPENSES WHICH HAVE NOT BEEN AUTHORIZED
                                          BY APPLIED MATERIALS PURCHASING PERSONNEL.
---------------------------------------------------------------------------------------------------------------------
                                                                      [LOGO]  APPLIED MATERIALS

THIS ORDER CAN BE ACCEPTED ONLY UPON THE TERMS AND CONDITIONS                               _________________________
SPECIFIED ON THE FACE AND REVERSE SIDE HEREOF, INCLUDING SUCH                                 Acknowledged by Vendor
SPECIFICATIONS, DRAWINGS OR OTHER DOCUMENTS AS ARE INCORPORATED
HEREIN BY REFERENCE OR ATTACHED HERETO. READ THEM!                    By:________________   _________________________
                                                                              BUYER             Date Acknowledged